As filed with the Securities and Exchange Commission on August 3, 2015
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22770
NEUBERGER BERMAN MLP INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: November 30
Date of reporting period: May 31, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
The following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman MLP Income Fund Inc.

Semi-Annual Report

May 31, 2015

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	7

FINANCIAL STATEMENTS	10

FINANCIAL HIGHLIGHTS/PER SHARE DATA	19

Distribution Reinvestment Plan	21
Directory	24
Proxy Voting Policies and Procedures	25
Quarterly Portfolio Schedule	25
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the semi-annual report for Neuberger Berman MLP Income Fund Inc., covering the six months ended May 31, 2015. The report includes portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.

The Fund seeks to provide total return with an emphasis on cash distributions. To pursue this objective, we have assembled a portfolio that consists primarily of Master Limited Partnerships (MLPs) and select companies that have economic characteristics substantially similar to MLPs. The portfolio management team currently emphasizes companies that it believes has the potential for growth within the midstream natural resources sector.

On April 14, 2015, the Fund announced that it had successfully entered into a new leverage financing facility with a major global financial institution (the New Facility). Under the terms of the New Facility, the Fund has access to committed debt financing of up to $500 million. The New Facility consists of: $300 million in floating-rate debt financing and $200 million in fixed-rate debt financing.

For the floating-rate portion of the New Facility, the Fund will pay interest based on a set percentage above the three-month London Interbank Offered Rate (LIBOR). The fixed-rate portion of the New Facility consists of three loans, with maturities of five, seven and 10 years.

The facility allows the Fund to take advantage of the current low interest rate environment and to lock in attractive fixed-rate costs of financing for a portion of the Fund’s leverage for longer periods of time than were available under its prior leverage facility. Additionally, the New Facility is designed to provide the Fund with the flexibility to manage the amount of leverage it employs over time.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman MLP Income Fund Inc.

Neuberger Berman MLP Income Fund Inc. Portfolio Commentary

Neuberger Berman MLP Income Fund Inc. generated a -4.70% total return on a net asset value (NAV) basis for the six months ended May 31, 2015, but outperformed its benchmark, the Alerian MLP Index, which posted a -8.42% return for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)

The share prices of many energy MLPs declined over a major portion of the period in response to dramatically lower prices for crude oil. Historically, MLPs have not demonstrated a high correlation to energy prices over longer time periods; however, over short periods of time and in times of sharp price movements, such as what we saw during the past six months, correlations can rapidly converge. Still, MLPs did not suffer to the same extent as other energy-focused issues and sectors. In addition, relative to the broad group of MLPs, our portfolio weathered this volatile market better than others, primarily as a result of our focus on mid-stream companies and their fee-based business models.

MLP yields, in our view, were attractive during the reporting period. As of period-end, the dividend yield on the Alerian MLP Index was 6.02% versus 2.12% for the 10-year U.S. Treasury—a spread of 390 basis points. Since inception of the index (December 29, 1995) until period-end, the average yield spread between the Alerian MLP Index and the 10-year U.S. Treasury was approximately 320 basis points.

We believe underlying fundamentals remained solid. The U.S. “shale revolution” remains in place and offers the potential for significant infrastructure investment opportunities. In our view, the anticipated growth in natural gas supply in North America, combined with increasing global demand for natural gas—largely driven by industrial demand, electricity needs and global environmental concerns that favor natural gas as a clean-burning fuel—support attractive long-term return potential. If this dynamic continues, we think that the MLPs we own could be meaningful beneficiaries.

The Energy Information Administration recently released its Annual Energy Outlook 2015 in which it has projected an increase in natural gas production from about 67 BCF (billion cubic feet) per day in 2013 to nearly 100 BCF per day by 2040. They also projected that about 17.5 BCF per day of U.S. natural gas production will be exported via liquefied natural gas (LNG) and pipeline exports to Mexico. Our substantial overweight in natural gas investments is directly related to our belief that demand for natural gas will be strong for many years.

The Fund’s large positions in Energy Transfer Equity (ETE) as well as Cedar Fair (FUN) helped performance relative to the index. For the former, general partnerships benefited from the growth of the underlying limited partnerships without the burden or dilution of financing that growth. Through Cedar Fair, the Fund benefited from this specific but meaningful exposure to the entertainment sector, an MLP that does not appear in the benchmark index. This exposure helped to differentiate the portfolio’s performance from that of the index.

Given the general decline in MLP unit prices over the period, the use of leverage, which can directionally magnify price movements, detracted from Fund performance.

In terms of the headline news surrounding oil price trends, we cannot and will not predict oil prices. Yet, we believe it can be reasoned that energy prices have moved to levels that can drive greater consumption of energy products – activity that in turn directly benefits the companies we own as the greater volume of transported and stored oil increases fee revenue. Currently, we think crude prices appear to have stabilized and are trending closer to levels that support continued project development, but, in our opinion, do not negatively impact consumption to any material degree. Despite volatility in the marketplace, our holdings have continued to increase distributions at a healthy pace. We have seen a market correction and believe that current MLP valuations are reasonable, fundamentals remain strong, and the portfolio presents investors with potentially attractive long-term total return opportunities.

Sincerely,

Douglas Rachlin
Lead Portfolio Manager

Yves C. Siegel
Portfolio Manager

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund as well as the market value of shares of the Fund’s common stock may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
MLP Income Fund Inc.	NML

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Investments)
Master Limited Partnerships and
Related Companies	99.3%
Short-Term Investments	0.7
Total	100.0%
PERFORMANCE HIGHLIGHTS
		Six Month	Average Annual Total Return
	Inception	Period Ended	Ended 05/31/2015
	Date*	05/31/2015	1 Year	Life of Fund
At NAV[1]	03/25/2013	-4.70%	-4.57%	6.34%
At Market Price[2]	03/25/2013	-3.19%	-3.17%	0.86%
Index
Alerian MLP Index[3]		-8.42%	-7.40%	4.58%

* Date of initial public offering. The Fund commenced operations on March 28, 2013.

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Endnotes

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

3	Please see “Description of Index” on page 6 for a description of the index.

For more complete information on Neuberger Berman MLP Income Fund Inc., call Neuberger Berman Management LLC (Management) at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

Alerian MLP Index:

The Alerian MLP Index is a float-adjusted, capitalization-weighted index that is a composite of 50 prominent energy Master Limited Partnerships (MLPs), which captures approximately 75% of available market capitalization. It is the leading gauge of large- and mid-cap energy MLPs.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments MLP Income Fund Inc. (Unaudited) 5/31/15

NUMBER OF SHARES		VALUE†

Master Limited Partnerships and Related Companies (143.9%)

Coal & Consumable Fuels (8.7%)
1,939,582	Alliance Holdings GP, L.P.	$93,487,853	µ

Leisure Facilities (12.1%)
2,164,700	Cedar Fair L.P.	130,553,057	µ

Oil & Gas Storage & Transportation (114.9%)
640,000	American Midstream Partners LP	11,712,000	µ
6,566,460	Crestwood Equity Partners LP	32,832,300	µ
4,500,000	Crestwood Midstream Partners LP	60,390,000	µ
3,500,000	Energy Transfer Equity, L.P.	240,345,000	µ
4,577,584	Energy Transfer Partners, L.P.	257,397,548	µ
1,160,000	Enterprise Products Partners L.P.	37,607,200	µ
1,776,555	NGL Energy Partners LP	53,403,243	µ
500,000	NiSource Inc.	23,590,000	µ
580,000	NuStar Energy L.P.	36,197,800	µ
1,335,915	NuStar GP Holdings, LLC	51,272,418	µ
1,760,000	Oneok Inc.	73,779,200	µ
1,840,000	Southcross Energy Partners, L.P.	24,766,400	§µ
900,000	Spectra Energy Corp.	31,653,000	µ
200,000	Spectra Energy Partners, LP	10,200,000	µ
277,409	Teekay Corp.	12,710,880
2,160,000	Teekay LNG Partners L.P.	75,729,600	µ
1,860,000	Teekay Offshore Partners L.P.	41,571,000	µ
892,582	Western Gas Partners, LP	61,141,867	µ
1,960,000	Williams Companies, Inc.	100,156,000	µ
		1,236,455,456

Propane (8.2%)
2,000,000	Suburban Propane Partners, L.P.	87,600,000	µ
Total Master Limited Partnerships and Related Companies (Cost $1,328,445,573)		1,548,096,366

Short-Term Investments (1.0%)
11,292,370	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class (Cost $11,292,370)	11,292,370
Total Investments (144.9%) (Cost $1,339,737,943)		1,559,388,736	##
Liabilities, less cash, receivables and other assets [(44.9%)]		(483,363,079)
Total Net Assets Applicable to Common Stockholders (100.0%)		$1,076,025,657

See Notes to Schedule of Investments	7

Notes to Schedule of Investments (Unaudited)

†

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman MLP Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments
●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships), for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements	8

Notes to Schedule of Investments (Unaudited) (cont’d)

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of May 31, 2015:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Master Limited Partnerships and
Related Companies
Coal & Consumable Fuels	$93,487,853	$—	$—	$93,487,853
Leisure Facilities	130,553,057	—	—	130,553,057
Oil & Gas Storage & Transportation	1,236,455,456	—	—	1,236,455,456
Propane	87,600,000	—	—	87,600,000
Total Master Limited Partnerships and
Related Companies	1,548,096,366	—	—	1,548,096,366
Short-Term Investments	—	11,292,370	—	11,292,370
Total Investments	$1,548,096,366	$11,292,370	$—	$1,559,388,736

As of the six months ended May 31, 2015, no securities were transferred from one Level (as of November 30, 2014) to another.

##

At May 31, 2015, the cost of investments for U.S. federal income tax purposes was $1,185,505,696. Gross unrealized appreciation of investments was $433,198,240 and gross unrealized depreciation of investments was $59,315,200 resulting in net unrealized appreciation of $373,883,040 based on cost for U.S. federal income tax purposes.

§	Affiliated issuer (see Note E of Notes to Financial Statements).

µ	All or a portion of this security is pledged in connection with the Fund’s loans payable outstanding.

See Notes to Financial Statements	9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

MLP INCOME
FUND INC.
May 31, 2015
Assets
Investments in securities, at value* (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$1,534,622,336
Affiliated issuers	24,766,400
1,559,388,736
Dividends and interest receivable	333,144
Prepaid expenses and other assets	201,799
Total Assets	1,559,923,679
Liabilities
Loans payable (Note A)	400,000,000
Deferred tax liability (Note A)	81,833,215
Distributions payable—common stock	279,334
Payable to investment manager (Note B)	945,485
Payable to administrator (Note B)	315,161
Payable to directors	2,751
Interest payable (Note A)	143,891
Accrued expenses and other payables	378,185
Total Liabilities	483,898,022
Net Assets applicable to Common Stockholders	$1,076,025,657

Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$929,357,971
Accumulated net investment income (loss), net of income taxes	33,179,541
Accumulated net realized gains (losses) on investments, net of income taxes	34,415,445
Net unrealized appreciation (depreciation) in value of investments, net of income taxes	79,072,700
Net Assets applicable to Common Stockholders	$1,076,025,657

Shares of Common Stock Outstanding ($.0001 par value; 1,000,000,000 shares authorized)	56,523,532

Net Asset Value Per Share of Common Stock Outstanding	$19.04

* Cost of Investments
Unaffiliated issuers	$1,310,554,847
Affiliated issuers	29,183,096
Total cost of investments	$1,339,737,943

See Notes to Financial Statements	10

Statement of Operations (Unaudited)

Neuberger Berman

MLP INCOME
FUND INC.
For the
Six Months
Ended
May 31, 2015
Investment Income:
Income (Note A):
Dividend income from master limited partnerships and related companies
(includes $1,480,027 from affiliated issuers (Note E))	$48,646,049
Return of capital on dividends	(42,744,777)
Net dividend income from master limited partnerships and related companies	5,901,272
Interest income—unaffiliated issuers	1,562
Total income	$5,902,834

Expenses:
Investment management fees (Note B)	5,524,448
Administration fees (Note B)	1,841,483
Audit fees	70,036
Custodian and accounting fees	220,116
Insurance expense	23,964
Legal fees	106,799
Stock exchange listing fees	14,125
Stockholder reports	68,810
Stock transfer agent fees	10,010
Interest expense (Note A)	2,826,558
Directors’ fees and expenses	13,598
Franchise tax expense	73,137
Miscellaneous	6,515
Total expenses	10,799,599
Net investment income (loss), before income taxes	(4,896,765)
Deferred tax benefit (expense)	22,897,262
Net investment income (loss)	$18,000,497

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	47,383,919
Sales of investment securities of affiliated issuers	(119,764)
Deferred tax benefit (expense)	(7,820,582)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(129,162,582)
Affiliated investment securities	(5,863,509)
Deferred tax benefit (expense)	20,438,936
Net gain (loss) on investments	(75,143,582)
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$(57,143,085)

See Notes to Financial Statements	11

Statements of Changes in Net Assets

Neuberger Berman

	MLP INCOME FUND INC.
	Six Months
	Ended
	May 31, 2015	Year Ended
	(Unaudited)	November 30, 2014
Increase (Decrease) in Net Assets Applicable to Common Stockholders:

From Operations (Note A):
Net investment income (loss)	$18,000,497	$18,460,783
Net realized gain (loss) on investments	39,443,573	(5,575,223)
Change in net unrealized appreciation (depreciation) of investments	(114,587,155)	113,149,414

Net increase (decrease) in net assets applicable to common stockholders
resulting from operations	(57,143,085)	126,034,974

Distributions to Common Stockholders From (Note A):
Tax return of capital	(35,609,825)	(71,219,650)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	(92,752,910)	54,815,324

Net Assets Applicable to Common Stockholders:
Beginning of period	1,168,778,567	1,113,963,243
End of period	$1,076,025,657	$1,168,778,567
Accumulated net investment income (loss) at end of period, net of income taxes	$33,179,541	$15,179,044

See Notes to Financial Statements	12

Statement of Cash Flows (Unaudited)

Neuberger Berman

MLP INCOME
FUND INC.
For The
Six Months
Ended
May 31, 2015
Increase (Decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets applicable to Common Stockholders resulting from operations	$(57,143,085)
Adjustments to reconcile net decrease in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(245,951,189)
Proceeds from disposition of investment securities	262,418,547
Purchase/sale of short-term investment securities, net	(7,807,415)
Increase in dividends and interest receivable	(74,078)
Increase in prepaid expenses and other assets	(179,239)
Decrease in payable for securities purchased	(9,016,320)
Decrease in payable to investment manager	(47,425)
Decrease in payable to administrator	(15,809)
Decrease in payable to Directors	(1,641)
Increase in interest payable	50,336
Decrease in accrued expenses and other payables	(18,547)
Return of capital on dividends	42,744,777
Deferred tax expense (benefit)	(35,515,616)
Unrealized appreciation on securities	135,026,091
Net realized loss from investments	(47,264,155)
Net cash provided by (used in) operating activities	$37,205,232

Cash flows from financing activities:
Cash distributions paid on Common Stock	(35,576,158)
Cash receipts from loans	400,000,000
Cash disbursement from loans	(410,000,000)
Net cash provided by (used in) financing activities	(45,576,158)
Net increase (decrease) in cash	(8,370,926)

Cash:
Beginning balance	8,370,926
Ending balance	$0

Supplemental disclosure
Cash paid for interest	$2,776,222

See Notes to Financial Statements	13

Notes to Financial Statements Neuberger Berman MLP Income Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: The Fund was organized as a Maryland corporation on November 16, 2012 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the six months ended May 31, 2015, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this year, the Fund has estimated approximately 1.5% as income and approximately 98.5% as return of capital.

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4
Income tax information: The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s income tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

14

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2015, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$58,744,881
Unrealized losses on investment securities	46,409,085
105,153,966
Deferred tax liabilities:
Unrealized gains on investment securities	186,987,181
Total net deferred tax liability	$81,833,215

At May 31, 2015, a valuation allowance on deferred tax assets was not deemed necessary because Management believes it is more likely than not that the Fund will be able to recognize its deferred tax assets through future taxable income. The impact of any adjustments to the Fund’s estimates of future taxable income will be made in the same period that such determination is made. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2015, the Fund had no uncertain tax positions.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains on investments for the six months ended May 31, 2015, as follows:

Application of statutory income tax rate	$(34,258,708)
State income taxes, net of federal tax benefit	(2,253,435)
Tax benefit on permanent items	(1,231,503)
Tax expense due to change in effective state rates	985,837
Return to provision adjustments	1,242,193
Total income tax expense	$(35,515,616)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

Net operating loss carryforwards and capital loss carryforwards, if any, are available to offset future taxable income. The Fund has the following net operating loss carryforward amounts:

	Net Operating Loss
Fiscal Period Ended	Carryforwards	Expiration
November 30, 2014	$69,675,717	November 30, 2034
May 31, 2015	88,366,214	November 30, 2035
	$158,041,931

5
Distributions to common stockholders: It is the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution.

The Fund currently intends to pay distributions out of its distributable cash flow, which generally consists of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to common stockholders relating to

15

in-kind dividends or distributions received by the Fund on its investments will be paid in cash or additional shares of common stock. There is no assurance that the Fund will always be able to pay distributions of a particular size. The composition of the Fund’s distributions for the calendar year 2015 will be reported to Fund stockholders on IRS Form 1099DIV. Distributions to common stockholders are recorded on the ex-date.

The Fund invests a significant portion of its assets in MLPs. The distributions the Fund receives from MLPs are generally composed of income and/or return of capital, but the MLPs do not report this information to the Fund until the following calendar year. At May 31, 2015, the Fund estimated these amounts within the financial statements since the information is not available from the MLPs until after the Fund’s fiscal year-end. For the six months ended May 31, 2015, the character of distributions paid to stockholders disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. All estimates are based upon MLP information sources available to the Fund. Based on past experience with MLPs, it is possible that a portion of the Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, the Fund learns the nature of the distributions paid by MLPs during the previous year. After all applicable MLPs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after fiscal year-end and reported to Fund stockholders on IRS Form 1099DIV.

On March 31, 2015, the Fund declared a monthly distribution to common stockholders in the amount of $0.105 per share payable on June 30, 2015 to stockholders of record on June 15, 2015 with an ex-date of June 11, 2015. Subsequent to May 31, 2015, the Fund declared three monthly distributions to common stockholders in the amount of $0.105 per share per month, payable on July 31, 2015, August 31, 2015, and September 30, 2015, to stockholders of record on July 15, 2015, August 17, 2015, and September 15, 2015, respectively.

6	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7	Financial leverage: In July 2013, the Fund entered into a $500 million secured, committed, margin facility (the “Facility”) with Merrill Lynch Professional Clearing Corp that had a 270-day rolling term that reset daily. Under the Facility, interest was charged on LIBOR Loans at an adjusted LIBOR rate and was payable on the last day of each interest period. For the period from December 1, 2014 to April 13, 2015, the interest rate on the Facility ranged from 0.96% to 0.97%. On April 14, 2015, the Fund terminated the Facility and entered into a $500 million secured, committed, leverage facility (the “New Facility”) with Société Générale. The New Facility consists of $300 million in committed floating-rate debt financing and $200 million in committed fixed-rate debt financing. After April 14, 2017, Société Générale may elect to terminate its commitment to make floating rate loans upon giving written notice at least 360 days prior to such termination. Under the New Facility, interest is charged on floating rate loans based on an adjusted LIBOR rate and is payable on the last day of each interest rate period. For the period from April 14, 2015 through May 31, 2015, the interest rate on the New Facility ranged from 1.52% to 1.54%. Interest is charged on three fixed rate loans at 3.28%, 3.64%, and 3.88%, respectively. Under the terms of the New Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At May 31, 2015, the principal balance outstanding under the New Facility was $400 million.

16

8	Concentration of risk: Under normal market conditions, the Fund will concentrate in MLPs, many of which operate in the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, coal and metals mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation, distribution, development, gathering, processing and renewable resources. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

9	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.75% of its average weekly Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average weekly Managed Assets under this agreement. Additionally, Management retains US Bancorp Fund Services, LLC (“USBFS”) as its sub-administrator under a Sub-Administration Agreement. Management pays USBFS a fee for all services received under the Sub-Administration Agreement.

Neuberger Berman LLC (“Neuberger”) is retained by Management pursuant to a Sub-Advisory Agreement to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

Note C—Securities Transactions:

During the six months ended May 31, 2015, there were purchase and sale transactions of long-term securities of $245,951,189 and $262,418,547, respectively.

During the six months ended May 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

At May 31, 2015, the shares of the Fund’s common stock outstanding and the shares of the Fund’s common stock owned by Neuberger were as follows:

Common Stock	Common Stock
Outstanding	Owned by Neuberger
56,523,532	5,905

There were no transactions in shares of common stock for the six months ended May 31, 2015, or for the year ended November 30, 2014.

17

Note E—Investments in Affiliates(1):

	Balance						Net Realized
	of					Distributions	Gain (Loss)
	Shares	Gross				from	from
	Held	Purchases	Gross	Balance of		Investments	Investments
	November 30,	and	Sales and	Shares Held	Value	in Affiliated	in Affiliated
	2014	Additions	Reductions	May 31, 2015	May 31, 2015	Issuers	Issuers
Southcross Energy
Partners, L.P.	1,860,068	—	20,068	1,840,000	$24,766,400	$1,480,027	$(119,764)

(1)	Affiliated issuers, as defined in the Investment Company Act of 1940, as amended.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

MLP Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Six Months Ended May 31, 2015 (Unaudited)		Year Ended November 30, 2014	Period from March 28, 2013* through November 30, 2013
Common Stock Net Asset Value, Beginning of Period	$20.68		$19.71	$19.10

Income From Investment Operations Applicable to
Common Stockholders:
Net Investment Income (Loss)¢	0.32		0.33	(0.06)
Net Gains or Losses on Securities (both realized and unrealized)	(1.33)		1.90	1.45
Total From Investment Operations Applicable to
Common Stockholders	(1.01)		2.23	1.39

Less Distributions to Common Stockholders From:
Net Investment Income	—		—	—
Tax Return of Capital	(0.63)		(1.26)	(0.74)
Total Distributions to Common Stockholders	(0.63)		(1.26)	(0.74)

Less Capital Charges:
Issuance of Common Stock	—		—	(0.04)
Common Stock Net Asset Value, End of Period	$19.04		$20.68	$19.71
Common Stock Market Value, End of Period	$17.76		$18.99	$18.18
Total Return, Common Stock Net Asset Value†	(4.70)	%@@	11.89%	7.27	%@@
Total Return, Common Stock Market Value†	(3.19)	%@@	11.39%	(5.51)	%@@

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders,
End of Period (in millions)	$1,076.0		$1,168.8	$1,114.0

Ratios are Calculated Using Average Net Assets

Applicable to Common Stockholders
Ratio of Expenses Including Deferred Income
Tax (Benefit) Expense#	(1.28)	%@	7.81%	5.65	%@
Ratio of Expenses Excluding Deferred Income
Tax (Benefit) Expense	2.01	%@	1.77%	1.43	%@
Ratio of Net Investment Income (Loss) Including Deferred
Income Tax Benefit (Expense)#	2.38	%@	(7.24)%	(5.09)	%@
Ratio of Net Investment Income (Loss) Excluding Deferred
Income Tax Benefit (Expense)	(0.91)	%@	(1.20)%	(0.87)	%@
Portfolio Turnover Rate	16	%@@	10%	0	%@@
Loans Payable (in millions)	$400		$410	$405
Asset Coverage Per $1,000 of Loans PayableØ	$3,690		$3,851	$3,751

See Notes to Financial Highlights	19

Notes to Financial Highlights MLP Income Fund Inc.
(Unaudited)

*	Commencement of operations.
†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares at the market price on the first day and sale of shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost.
#	For the six months ended May 31, 2015, the Fund accrued $35,515,616 for net deferred income tax benefit, and for the year ended November 30, 2014, and the period from March 28, 2013 through November 30, 2013, the Fund accrued $72,009,636 and $45,339,195, respectively, for net deferred income tax expense, which is included in these ratios on a non-annualized basis.
¢	Calculated based on the average number of shares outstanding during each fiscal period.
@	Annualized.
@@	Not annualized.
Ø	Calculated by subtracting the Fund’s total liabilities (excluding loans payable and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

Distribution Reinvestment Plan

Computershare, Inc. (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as its then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or other distribution after the account is opened.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and other distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on its Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Fund may, but is not required to, issue new Shares. If the Fund does not issue new Shares, and the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, then the Plan Agent, or a broker-dealer selected by the Plan Agent, shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-distribution” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate its account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Shares held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian
U.S. Bank, National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Stock Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:
Computershare, Inc.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and, may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■Social Security number and account balances
■income and transaction history
■credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

■open an account or provide account information
■seek advice about your investments or give us your income information
■give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■sharing for affiliates’ everyday business purposes—information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer of shares of the Fund.

N0131 07/15

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman MLP Income Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive

Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman MLP Income Fund Inc.
By:	/s/ Robert Conti
Robert Conti Chief Executive Officer and President

Date:  August 3, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Robert Conti
Robert Conti Chief Executive Officer and President

Date:  August 3, 2015

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date:  August 3, 2015